                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [ ]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [X] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [ ] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               THORN APPLE VALLEY, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


                               THORN APPLE VALLEY, INC.
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [x] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

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





                          THORN APPLE VALLEY, INC.

                         ___________________________

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held October 29, 1997


To the Shareholders:

    PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of Thorn Apple Valley, Inc. (the "Company") will be held at the Radisson Plaza Hotel, 1500 Town Center, Southfield, Michigan on Wednesday, October 29, 1997 at 11:00 A.M., Eastern Standard Time, to consider and act upon the following matters:

(1) The election of seven directors to serve until the next Annual Meeting of Shareholders and until their successors shall have been duly elected and qualified, unless the Classified Board Proposal is approved, in which case such directors will serve for the applicable terms of their respective classes.

(2) A proposal (the "Classified Board Proposal") to amend the Company's Restated Articles of Incorporation and By-Laws to provide (i) for a classified Board of Directors who will serve staggered terms and (ii) that a director may be removed prior to the expiration of his or her term for cause only.

(3) A proposal (the "Shareholder Consent and Advanced Notice Proposal") to amend the Company's Restated Articles of Incorporation and By-Laws (i) to provide that shareholders may take action at a duly called meeting or by unanimous written consent only and (ii) to require a shareholder to disclose to the Corporation, in advance of a shareholder meeting, certain information with respect to each proposed nominee for director and with respect to each proposed business item to be acted upon at the meeting.

(4) Such other business as may properly come before the meeting.

    Only shareholders of record at the close of business on September 1, 1997 will be entitled to vote at the meeting.

    Your attention is called to the attached proxy statement and accompanying proxy. You are requested to sign and return the proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the meeting, you may withdraw your proxy and vote your own shares.

    A copy of the Annual Report of the Company for the fiscal year ended May 30, 1997 accompanies this Notice.


                                       By Order of the Board of Directors

                                       /S/ RONALD D. RISHER

                                       RONALD D. RISHER
                                       Secretary


Southfield, Michigan
September 25, 1997

                            THORN APPLE VALLEY, INC.
                    26999 CENTRAL PARK BOULEVARD, SUITE 300
                           SOUTHFIELD, MICHIGAN 48076

                              ___________________


             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 29, 1997


GENERAL INFORMATION

     The Annual Meeting of Shareholders of Thorn Apple Valley, Inc. (the "Company") will be held at the Radisson Plaza Hotel, 1500 Town Center, Southfield, Michigan on Wednesday, October 29, 1997, at 11:00 A.M., Eastern Standard Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate mailing date for this proxy statement is September 25, 1997.

     It is important that your shares be represented at the meeting. If you do not intend to attend the meeting, please sign and date the enclosed proxy and return it to the Company. The proxy is solicited by the Board of Directors of the Company. The shares represented by valid proxies in the enclosed form will be voted if received in time for the Annual Meeting. The Company has retained ______________ to assist in the solicitation of proxies. For those services, the Company will pay this firm certain fees estimated at $________________, plus reimbursement of out-of-pocket costs and expenses. The expenses in connection with the solicitation of proxies will be borne by the Company and may include requests by mail and personal contact by the Company's directors, officers and employees. The Company will reimburse brokers or other nominees for their expenses in forwarding proxy materials to principals. Any person giving a proxy has the power to revoke it at any time before it is voted.

     The presence, in person or by proxy, of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. The persons nominated for election as Directors will be elected by a plurality of the shares of Common Stock. The Classified Board Proposal and the Shareholder Consent and Advanced Notice Proposal must be approved by the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote. Proxies in the accompanying form which are properly executed and duly returned to the Company and not revoked will be voted as specified and, if no direction is made, will be voted for each of the persons nominated for election as directors and for the Classified Board Proposal and the Shareholder Consent and Advanced Notice Proposal.

     Only holders of record of shares of the Company's Common Stock, $0.10 par value per share ("Common Stock"), at the close of business on September 1, 1997, are entitled to notice of and to vote at the meeting and at any and all adjournments or postponements thereof, each share having one vote. On the record date, the Company had issued and outstanding 6,115,770 shares of Common Stock.

                           I.  ELECTION OF DIRECTORS

     The Company's By-laws provide that the Company shall have at least three and no more than nine directors, with the exact number to be determined by the Board. The Board of Directors currently is comprised of seven directors. If the Classified Board Proposal is approved, the directors will be classified into three classes and will serve for the terms set forth next to their names or until their successors have been duly qualified and elected. If the Classified Board Proposal is not approved, each director will serve until the next annual meeting of shareholders or until his successor has been duly elected and qualified. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of the nominees named below. All of the nominees for director are currently directors of the Company. If any nominee becomes unavailable for any reason, it is intended that the proxies will be voted for a substitute nominee designated by the Board. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filled by vote of a majority of the directors then in office until the next meeting of shareholders.

                        NOMINEES:                                          Expiration of Term*
                                                                           ------------------
                        Class I:
                        Henry S Dorfman                                         1998
                        Joel Dorfman                                            1998

                        Class II:
                        Moniek Milberger                                        1999
                        John C. Canepa                                          1999

                        Class III:
                        Louis Glazier                                          2000
                        Burton D. Farbman                                      2000
                        Seymour Roberts                                        2000


------------------------
*        Assuming approval of the Classified Board Proposal.

         Each of the foregoing nominees was elected to his present term at the 1996 Annual Meeting of Shareholders. The following table sets forth the name, age, position with the Company, principal occupation, term of service and beneficial ownership of Common Stock with respect to each nominee to serve as a director. The information as to securities owned by each nominee has been furnished by such nominee. The following table also sets forth the name and beneficial ownership of Common Stock with respect to each executive officer of the Company named in the Summary Compensation Table below and all directors and executive officers of the Company as a group.

                                                                        SHARES OF COMMON
                                                                          STOCK OF THE       PERCENTAGE OF
                                                                            COMPANY        OUTSTANDING COMMON
                                          POSITIONS AND OFFICES        BENEFICIALLY OWNED STOCK OF THE COMPANY
     NAME AND YEAR FIRST                     WITH COMPANY AND                AS OF       BENEFICIALLY OWNED AS
      BECAME A DIRECTOR        AGE     OTHER PRINCIPAL OCCUPATIONS     SEPTEMBER 1, 1997  OF SEPTEMBER 1, 1997
      -----------------        ---     ---------------------------     -----------------  --------------------

                    -- NOMINEES FOR ELECTION AS DIRECTORS --

Henry S Dorfman (1959)  . . .  75  Chairman of the Board   . . . . . .    2,421,178(1)                  39.6%
Joel Dorfman (1978)   . . . .  46  President and Chief Executive
                                   Officer of the Company  . . . . . .     588,896(2)                    9.2%
Moniek Milberger (1959)   . .  67  Certified Public Accountant and
                                   Consultant to the Company,
                                   Southfield Michigan   . . . . . . .        650                        *
John C. Canepa (1983)   . . .  67  Consulting Principal, Crowe
                                   Chizek, Grand Rapids, Michigan  . .         0                         *
Louis Glazier (1988)  . . . .  48  Executive Vice President Finance
                                   and Administration of the Company
                                                                           74,149(3)                     1.2%
Burton D. Farbman (1988)  . .  54  President of The Farbman Group,
                                   Southfield, Michigan  . . . . . . .       1,375                       *
Seymour Roberts (1992)  . . .  63  Senior Vice President, Senior
                                   Partner, N.W. Ayer & Partners,
                                   Detroit, Michigan   . . . . . . . .        300                        *

                                                                      SHARES OF COMMON       PERCENTAGE OF

                                                                    STOCK OF THE COMPANY  OUTSTANDING COMMON
                                                                     BENEFICIALLY OWNED  STOCK OF THE COMPANY
NAME                                                                       AS OF         BENEFICIALLY OWNED AS
----
                                                                     SEPTEMBER 1, 1997   OF SEPTEMBER 1, 1997
                                                                     -----------------   --------------------
                        --- OTHER EXECUTIVE OFFICERS ---
Keith Jahnke  . . . . . . . . . . . . . . . . . . . . . . . . . .        58,150(4)                 *
Edward Boan   . . . . . . . . . . . . . . . . . . . . . . . . . .        50,517(5)                 *
All directors and executive officers as a group (9 persons)   . .       2,908,019(6)             44.3%

*   Less than 1.0%

(1) Henry S Dorfman owns outright and has the sole voting and investment power for 378,176 shares. Also included in the shares beneficially owned by Henry S Dorfman are (a) 1,700,806 shares held by Henry S Dorfman as trustee under charitable remainder trusts for the benefit of Henry S Dorfman's children, which Henry S Dorfman has the power to vote, (b) 55,000 shares held by the Henry S Dorfman and Mala Dorfman Foundation, which shares Henry S Dorfman has the power to vote, and (c) 287,196 shares owned by his son, Joel Dorfman, which shares are subject to the Shareholder Agreement, pursuant to which Henry S Dorfman has the sole power to vote such shares. Such 287,196 shares are also included in the shares indicated as shares beneficially owned by Joel Dorfman.

(2) Joel Dorfman, the son of Henry S Dorfman, owns 287,196 shares, all of which are subject to the Shareholder Agreement and which Henry S Dorfman has the power to vote. In addition, within 60 days of September 1, 1996, Joel Dorfman has the right to acquire 301,250 shares pursuant to the Company's 1982 Stock Option Plan, the Company's 1990 Employee Stock Option Plan and the Company's 1996 Stock Option Plan (collectively referred to as the "Company's Stock Option Plans"). Also included in the number listed in the table above are 450 shares held in custodial accounts for the benefit of Joel Dorfman's sons.

(3) Louis Glazier owns outright and has the sole voting and investment power for 16,342 shares. In addition, within 60 days of September 1, 1996, Mr. Glazier has the right to acquire 57,500 shares pursuant to the Company's Stock Option Plans. Also included in the number listed in the table above are 307 shares owned by one of Mr. Glazier's daughters.

(4) Keith Jahnke owns outright and has the sole voting and investment power for 650 shares. In addition, within 60 days of September 1, 1996, Keith Jahnke has the right to acquire 57,500 shares pursuant to the Company's Stock Option Plans.

(5) Mr. Boan owns outright and has sole voting and investment power for 517 shares. In addition, within 60 days of September 1, 1996, Edward Boan has the right to acquire 50,000 shares pursuant to the Company's Stock Option Plans.

(6) Total includes 466,250 shares which such persons have the right to acquire within 60 days of September 1, 1996 pursuant to the Company's Stock Option Plans.

OTHER INFORMATION RELATING TO NOMINEES

         The following is a brief account of the business experience during the past five years of each nominee for election as a director of the Company:

         Henry S Dorfman has served as Chairman of the Board of Directors since 1959. Mr. Dorfman also served as Chief Executive Officer of the Company from 1959 to July, 1995.

         Joel Dorfman has served as President of the Company since March, 1985 and Chief Executive Officer of the Company since July, 1995.

         Moniek Milberger has been a Certified Public Accountant in private practice since 1960 and serves as a consultant to the Company.

         John C. Canepa has been a consulting principal of Crowe Chizek, a certified public accounting and consulting firm, since November, 1995. From 1970 to November, 1995, Mr. Canepa served as President and Chief Executive Officer of Old Kent Financial Corporation and Old Kent Bank and Trust Company, Grand Rapids, Michigan.

         Louis Glazier has been Executive Vice President Finance and Administration of the Company since July, 1988.

         Burton D. Farbman has been President of The Farbman Group, a real estate development and management company, since 1987, and prior to that was President of the Farbman Group in 1977.

         Seymour Roberts has been a Senior Vice President and Senior Partner of N.W. Ayer & Partners,an advertising agency, since February, 1992. From 1973 to 1991, Mr. Roberts served as Executive Vice President and General Manager of W.B. Doner & Company, an advertising agency.

         During the fiscal year ended May 30, 1997 ("fiscal 1997"), the Board of Directors held four meetings. Each of the incumbent directors listed above attended at least 75% of the Board of Directors and committee meetings held during the period in which he served.


COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has a standing Executive Committee. The members of the Executive Committee are Henry S Dorfman, Joel Dorfman and John C. Canepa. The Executive Committee meets on call as required between meetings of the Board of Directors and has authority to take any action which is not specifically prohibited by the Michigan Business Corporation Act. During fiscal 1997, the Executive Committee did not meet.

         The Company has a standing Stock Option Committee. The members of the Stock Option Committee are Henry S Dorfman, Moniek Milberger and Burton D. Farbman. The duties of the Stock Option Committee include the administration and the granting of stock options under the Company's stock option plans. During fiscal 1997, the Stock Option Committee held one meeting.

         The Company has a standing Nominating Committee. The members of the Nominating Committee are Joel Dorfman, Burton D. Farbman and John C. Canepa. The Nominating Committee considers the performance of incumbent directors and recommends to the shareholders nominees for election as directors. The Nominating Committee will consider nominees for directors recommended by shareholders. Such recommendations for the 1998 Annual Meeting of Shareholders should be submitted to the Chairman of the Board at 26999 Central Park Boulevard, Suite 300, Southfield, Michigan 48076, no later than August 30, 1998.

         The Company has a standing Compensation Committee. The members of the Compensation Committee are Joel Dorfman, John C. Canepa, Burton D. Farbman, Moniek Milberger and Seymour Roberts. The duties of the Compensation Committee include recommending to the entire Board of Directors of the Company the compensation arrangements for senior management and directors of the Company and approving transactions between the Company, on the one hand, and officers, directors and shareholders of the Company, on the other hand. During fiscal 1997 the Compensation Committee held one meeting.

         The Company has a standing Audit Committee. The members of the Audit Committee are John C. Canepa, Burton D. Farbman, Moniek Milberger and Seymour Roberts. The duties of the Audit Committee include overseeing the relationship with the Company's independent accountants; nominating the Company's independent accountants for approval by the entire Board of Directors of the Corporation; reviewing with the independent accountants the scope, cost and results of the auditing engagement; reviewing and approving fees for audit and non-audit professional services provided by the independent accountants; reviewing reports submitted by the independent accountants; and reviewing the adequacy of the Company's system of internal accounting controls. During fiscal 1997, the Audit Committee held two meetings.

         The Company has an Executive Compensation Committee. The members of the Executive Compensation Committee are Burton D. Farbman and Seymour Roberts. The duties of the Executive Compensation Committee include administering the cash bonus plan for participating executives ("Participants"); establishing performance criteria for granting the annual cash bonus; insuring Participants have met their stated performance goals and approving the annual cash bonus paid to such Participants. During fiscal 1997, the Executive Compensation Committee did not meet.


PRINCIPAL HOLDERS OF SECURITIES

         As of September 1, 1997, Henry S Dorfman was the beneficial owner of 2,421,178 shares (39.6%) of the Company's Common Stock. Included in the shares beneficially owned by Henry S Dorfman are (a) 1,700,806 shares of the Company's Common Stock held by Henry S Dorfman as trustee under charitable remainder trusts for the benefit of Henry S Dorfman's children, which shares Henry S Dorfman has the power to vote, and (b) 55,000 shares of the Company's Common Stock held by the Henry S Dorfman and Mala Dorfman Foundation, which Henry S Dorfman has the power to vote. Also included in the shares beneficially owned by Henry S. Dorfman are 287,196 shares of the Company's Common Stock that are subject to a Shareholder Agreement, dated as of August 1, 1988 (the "Shareholder Agreement"), pursuant to which Henry S Dorfman has the sole power to vote such shares; such shares are owned by Joel Dorfman, Henry S Dorfman's son.

         As of September 1, 1997, Joel Dorfman was the beneficial owner of 588,896 shares (9.2%) of the Company's Common Stock, which includes 287,196 shares which Henry S Dorfman has the power to vote. As of September 1, 1997, Henry S Dorfman, together with members of his family, directly or indirectly beneficially owned 2,722,878 shares (42.4%) of the Company's outstanding Common Stock. The address of Henry S. Dorfman and Joel Dorfman is 26999 Central Park Boulevard, Suite 300, Southfield, Michigan 48076.

         As of September 1, 1997, David A. Rocker, a registered investment advisor, beneficially owned 530,000 shares (8.7%) of the Company's Common Stock, all of which shares are held in investment advisory accounts managed by Mr. Rocker. Mr. Rocker has sole voting and investment power over all such shares. The address of Mr. Rocker is 45 Rockefeller Plaza, New York, New York 10111.

         As of September 1, 1997, Heartland Advisors, Inc. ("Heartland"), a registered investment advisor, beneficially owned 453,600 shares (7.4%) of the Company's Common Stock, all of which shares are held in investment advisory accounts of Heartland. Heartland has sole voting and/or investment power over such shares. The address of Heartland is 790 North Milwaukee Street, Milwaukee, Wisconsin 53202.

         As of September 1, 1997, DDJ Capital Management, LLC ("DDJ"), a registered investment advisor, may be deemed to beneficially own 427,140 shares (7.0%) of the Company's Common Stock, all of which are held in portfolios of clients advised by DDJ. In particular, DDJ Overseas Corp., a company advised by and affiliated with DDJ, owns 268,590 shares of Common Stock, The Copernicus Fund, L.P., a limited partnership advised by and affiliated with DDJ, owns 68,110 shares of Common Stock, Kepler Overseas Corp., a company advised by DDJ, owns 10,720 shares of Common Stock, and Crocodile I, LLC, a company advised by DDJ, owns 10,720 shares of Common Stock. DDJ Copernicus, an affiliate of DDJ, is the general partner of The Copernicus Fund, L.P., and may be deemed to beneficially own the shares of Common Stock owned by The Copernicus Fund, L.P. DDJ Galileo Corp., an affiliate of DDJ, is the general partner of DDJ Overseas Corp., and may be deemed to beneficially own the shares of Common Stock owned by DDJ Overseas Corp. The address of each of DDJ, DDJ Galileo Corp., The Copernicus Fund, L.P., and DDJ Copernicus, LLC is 141 Linden Street, Suite 4, Wellesly, Massachusetts 02181. The address of each of DDJ Overseas Corp. and Kepler Overseas Corp. is c/o Goldman Sachs (Cayman), Harbour Centre, George Town, Post Office Box 896, Grand Cayman Islands.

         As of September 1, 1997, the Capital Group Companies, Inc. ("Capital Group"), a bank as defined in Section 3(a)6 of the Exchange Act, beneficially owned 405,000 shares (6.6%) of the Company's Common Stock, all of which shares are held in investment accounts over which investment managements companies indirectly owned by Capital Group exercise voting and/or investment power. Capital Guardian Trust Company, a bank as defined in Section 3(a)6 of the Exchange Act and a wholly-owned subsidiary of Capital Group, serves as an investment advisor to the various investment accounts described above and may also be deemed to beneficially own the 404,000 shares of Common Stock described in this paragraph. The address of Capital Group is 333 South Hope Street, Los Angeles, California 90071.

         As of September 1, 1997, Fidelity Management and Research Corp. ("Fidelity"), a registered investment advisor, beneficially owned 352,900 shares (5.8%) of the Company's Common Stock, all of which shares are held in investment advisory accounts managed by and affiliated with Fidelity. Fidelity shares voting and investment power over all such shares with certain of its affiliates. The address of Fidelity is 82 Devonshire Street, Boston, Massachusetts 02109.

         As of September 1, 1997, Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, may be deemed to beneficially own 332,840 shares (5.4%) of the Company's Common Stock, all of which shares were held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares. The address of Dimensional is 1299 Ocean Avenue, l1th Floor, Santa Monica, California 90401.

         Management does not know of any other person who beneficially owned, as of September 1, 1997, more than 5% of the Company's Common Stock.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY COMPENSATION TABLE

         The following table sets forth information for each of the fiscal years ended May 30, 1997, May 31, 1996 and May 26, 1995 concerning the compensation of Joel Dorfman, the executive officer of the Company who performs the functions of the chief executive officer, and each of the Company's other four most highly compensated executive officers whose total annual salary and bonus exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                   ANNUAL COMPENSATION               AWARDS
                                  FISCAL                          OTHER ANNUAL    -----------    ALL OTHER
                                   YEAR     SALARY     BONUS(1)   COMPENSATION      OPTIONS    COMPENSATION(2)
                                   ----     ------     --------   ------------      -------    ---------------
Joel Dorfman  . . . . . . . . . .  1997   $486,100          ---    $20,003(3)        50,000       $31,352(4)
    President and Chief            1996    600,000          ---     12,387(3)        40,000        25,361(4)
    Executive Officer              1995    650,000     $250,000     12,791(3)        40,000        31,062(4)

Henry S Dorfman   . . . . . . . .  1997    500,000          ---     52,943(3)           ---         7,178(4)
    Chairman of the Board          1996    500,000          ---    119,262(3)           ---         7,178(4)
                                   1995    550,000      175,000     32,573(3)           ---         7,231(4)

Louis Glazier   . . . . . . . . .  1997    250,000(3)       ---     22,415(3)        12,500         1,000
    Executive Vice President       1996    250,000          ---     13,103(3)        10,000         2,261(4)
    Finance and Administration     1995    175,000      137,500    198,366(3)(5)     10,000         1,961(4)

Keith Jahnke  . . . . . . . . . .  1997    250,000          ---      2,675(3)        12,500         1,000
    Executive Vice President       1996    250,000          ---      2,675(3)        10,000         1,000
    Processed Meats                1995    175,000       75,000      2,145(3)        10,000           700

Edward Boan   . . . . . . . . . .  1997    250,000          ---      2,150(3)        12,500         1,000
    Executive Vice President       1996    250,000          ---      1,975(3)        10,000         1,000
    Pork and Human Resources       1995    175,000       75,000     93,850(3)(6)     10,000           700

(1) Each bonus accrued in the fiscal year indicated and was paid in the following fiscal year.

(2) Except as noted, consists only of the Company's 401(k) contributions.

(3) Includes amounts relating to use of company-owned automobiles and reimbursement of business, entertainment and other expenses.

(4) Includes premiums paid by the Company for Joel Dorfman, Henry S Dorfman and Louis Glazier in connection with split dollar life insurance policies maintained by the Company on their lives in policy amounts (as of May 31, 1997) of $1,995,101, $178,000 and $100,000, respectively. Pursuant to this arrangement, the Company pays the annual premiums on such policies, each of which is owned by the spouse of the insured, and the Company has received a collateral assignment of the policies and will recover the premiums advanced, without interest, upon the death or termination of employment of each insured. The aggregate premiums paid (and to be recovered by the Company) for these policies on the lives of Joel Dorfman, Henry S Dorfman and Louis Glazier as of May 31, 1997 were $362,975, $215,130 and $12,455, respectively.

(5) Includes gain on exercise of stock options of $196,500.

(6) Includes gain on exercise of stock options of $91,875.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning individual grants of stock options made during the fiscal year ended May 30, 1997 to each of the executive officers of the Company named in the Summary Compensation Table above:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                        INDIVIDUAL GRANTS
                                        -----------------                          POTENTIAL REALIZED VALUE AT
                                 PERCENTAGE OF                                       ASSUMED ANNUAL RATES OF
                                 TOTAL OPTIONS                                     STOCK PRICE APPRECIATION AT
                                  GRANTED TO      PER SHARE                        END OF TEN-YEAR OPTION TERM
                     OPTIONS     EMPLOYEES IN     EXERCISE       EXPIRATION        ----------------------------
       NAME          GRANTED      FISCAL YEAR       PRICE           DATE              5%              10%
       ----          -------     -------------   -----------    ------------          --              ---
Joel Dorfman  . . .    50,000         18.69%         $10.25         8/22/06         $322,500       $1,329,500
Henry S Dorfman . .       ---           ---             ---             ---              ---              ---
Louis Glazier   . .    12,500          4.67           10.25         8/22/06           80,625          332,375
Keith Jahnke  . . .    12,500          4.67           10.25         8/22/06           80,625          332,375
Edward Boan . . ..     12,500          4.67           10.25         8/22/06           80,625          332,375

(1) Each Option granted in fiscal 1997 is exercisable immediately.

COMPENSATION OF DIRECTORS

         Under the Company's standard arrangements, each director who is not an officer of the Company receives an annual director's fee in the amount of $5,000 and a fee of $500 for each meeting of the Board of Directors of the Company which he attends. In addition, during fiscal 1997, Mr. Milberger received $21,200 as compensation for consulting services rendered to the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended May 30, 1997, Joel Dorfman, John C. Canepa, Burton D. Farbman, Moniek Milberger and Seymour Roberts served as members of the Company's Compensation Committee. Joel Dorfman has been President of the Company since March, 1985 and Chief Executive Officer since July, 1995.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         General. The Compensation Committee's overall compensation policy applicable to the Company's executive officers is to provide a compensation program that is intended to attract and retain qualified executives for the Company and to provide them with incentives to achieve Company goals and increase shareholder value. The Compensation Committee implements this policy through establishing salaries and bonuses. The Compensation Committee's current policy is not to provide significant pension or other retirement benefits for the Company's employees.

         Salaries. The Compensation Committee's policy is to provide salaries that are generally similar to those of similar executive officers in similar companies. The Compensation Committee determines comparable salaries through discussions with candidates for such positions, Company research and the research of independent consultants concerning the salaries paid by the Company's competitors.

         Bonuses. Messrs. Henry S Dorfman, Joel Dorfman, Glazier, Jahnke and Boan are eligible to receive cash bonuses pursuant to the Company's Cash Bonus Plan, which was approved by the shareholders at the 1994 Annual Meeting, and which is administered by the Executive Compensation Committee. The Company's bonus program (the "Executive Bonus Program") permits other executive officers, and certain other participating employees, as selected by the Compensation Committee in its sole discretion, to earn annual cash bonus awards. The Compensation Committee's policy is to provide a major portion of each executive officer's total compensation in the form of such bonuses to provide them with incentives to achieve the Company's financial and operational goals and increase shareholder value. Bonuses are generally determined as a percentage of the Company's pre-tax income in excess of predetermined target levels which vary from year to year as established by the Compensation Committee at the beginning of each fiscal year. As a result, the compensation of the Company's executive officers is made dependent on the Company's overall performance.
Such bonuses are also intended to identify and give priority to the Company's goals by tying compensation to the Company's business plans. In addition to the foregoing, for employees who are not covered by the Company's Cash Bonus Plan, the Compensation Committee takes into account the participant's position, salary level and individual contributions to the Company in determining a particular bonus award. Other participants in the Executive Bonus Program are selected from among those employees of the Company who the Compensation Committee believes have the capacity to contribute in a substantial way to the successful performance of the Company. Bonuses are paid following the end of the fiscal year for which the bonus is earned. None of the Company's executive officers received a cash bonus in fiscal 1997.

         Stock Options. Stock options are awarded by the Stock Option Committee of the Board of Directors. The Stock Option Committee's policy is to award stock options to the Company's officers in amounts reflecting the participant's position and ability to influence the Company's overall performance. Options are intended to provide participants with an increased incentive to make contributions to the long-term performance of growth of the Company, to join the interests of participants with the interests of shareholders of the Company and to attract and retain qualified employees. The Stock Option Committee's policy has been to grant options with a term of ten-years to provide a long-term incentive and to fix the exercise price of the options at the fair market values of the underlying shares on the date of grant. As a result, such options will only have value if the price of the underlying shares increases.

         Fiscal 1997 Compensation Decisions Regarding Joel Dorfman. In accordance with the Company's Cash Bonus Plan, the Executive Compensation Committee did not approve a bonus for Joel Dorfman for fiscal 1997. Joel Dorfman did not participate in the approval of his own compensation, but did participate in discussion of the Company's performance for fiscal 1997 and the determination of bonuses for the other participants in the Executive Bonus Program.

                                              By the Compensation Committee


                                              JOEL DORFMAN
                                              JOHN C. CANEPA
                                              BARTON D. FARBMAN
                                              MONIEK MILBERGER
                                              SEYMOUR ROBERTS

PERFORMANCE GRAPH

         The following line graph compares for the fiscal years ended May 29, 1992, May 28, 1993, May 22, 1994, May 26, 1995, May 31, 1996 and May 30, 1997
(i) the yearly cumulative total shareholder return (i.e., the change in share price plus the cumulative amount of dividends, assuming dividend reinvestment, divided by the initial share price, expressed as a percentage) on the Company's Common Stock, with (ii) the cumulative total return of the NASDAQ Market Index, and with (iii) the cumulative total return on the common stock of the Media General Meat Packing Index (assuming dividend reinvestment and weighted based on market capitalization at the end of each year):

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
   AMONG THORN APPLE VALLEY, INC., NASDAQ MARKET INDEX AND MEAT PACKING INDEX

                                FISCAL YEAR ENDING

COMPANY                 1992            1993            1994            1995            1996            1997

THORN APPLE VALLEY      100             124.24          157.32          114.09           88.48          111.76
INDUSTRY INDEX          100             102.38          120.48          145.16          182.78          240.77
BROAD MARKET            100             119.67          131.23          143.63          202.74          227.47

__________________
*  Total return assumes reinvestment of dividends.

TRANSACTIONS WITH MANAGEMENT

         The Company uses a freezer warehouse facility owned by Freezer Services of Michigan, Inc., a corporation of which 75% of the stock is owned by Henry S Dorfman. During fiscal 1997, the Company paid approximately $1,482,000 to Freezer Services of Michigan for storage charges, blast freezing and handling. Additionally, the Company paid Freezer Services of Michigan $882,000 for rent during fiscal 1997 under a three- year lease that expired in 1994.
The Company is currently operating under a one-year lease extension that expires in January 1998. In the opinion of management, the terms of the Company's dealings with Freezer Services of Michigan were at least as favorable to the Company as generally available to the Company from independent parties at the time of the transactions.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the two fiscal years ended May 30, 1997 all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that one report, covering one transaction, was filed late by Louis Glazier, the Company's Executive Vice President Finance and Administration. As of the date hereof, the Company is not aware of any failure to file a required report.

                            ANTI-TAKEOVER AMENDMENTS

         The Board of Directors has considered and recommends amending the Company's Articles of Incorporation and By-Laws to include various anti-takeover provisions. The proposed package of defensive amendments includes classifying the Board of Directors into three classes serving staggered terms and permitting the involuntary removal of directors for good cause only; permitting shareholder action in lieu of meetings only by unanimous written consent; and requiring advanced notice for shareholder proposals. The Board of Directors is not aware of any specific attempt to acquire a controlling block of shares or to otherwise obtain control of the Company.

         The Board of Directors recommends the adoption of these provisions as a means to enhance the continuity and stability of the Company's management by making it more difficult and time-consuming for a third party to gain control of the Company's Board of Directors. Management of the Company and the Board of Directors believes that these amendments will provide the Company's management with the means and opportunity to defend shareholder interests. The proposed amendments may make it more difficult or discourage an unsolicited tender offer, proxy contest or assumption of control by a holder of a large block of the Common Stock of the Company and the removal of incumbent management, even in the event that any of these transactions are favored by the shareholders of the Company.



                       II.  THE CLASSIFIED BOARD PROPOSAL

General

         Currently, the election and removal of directors is governed by the Company's By-laws and the provisions of the Michigan Business Corporation Act ("MBCA"). The By-laws provide that each director is elected at the annual meeting of shareholders and holds office until his successor is elected and qualified or until his resignation or renewal. Additionally, a director may be removed with or without cause by a majority vote of the shareholders at a meeting called for such purpose. Under the Company's current By-Laws and the MBCA, only one meeting of shareholders would be required to effect a change in the majority or all of the Company's Board of Directors.

Proposed Amendments

         The Board recommends that shareholders consider and approve a proposal to amend the Company's By-Laws to provide for the classification of the Board of Directors into three classes and to amend the Company's Restated Articles of Incorporation to permit the shareholders of the Company to remove a director before his or her term expires only if the removal is for cause. Each class of directors will be as nearly equal in number to the others as possible. Under the Classified Board Proposal, each class of the Board of Directors will serve a three year term, with one class elected each year.

         The Board believes that the staggered three year terms of a classified Board of Directors will help to assure the continuity and stability of the Company's policies. At any given time, two of the three classes of Directors will have had prior experience as directors of the Company. In addition, the shareholders will only be able to remove a director for cause.

Considerations in Support of the Proposal

         The overall effect of the Classified Board Proposal would be to make more difficult any hostile attempt to take control of the Company through a proxy contest. In order to change the membership of a majority of the Board of Directors, at least two years would be required. This would encourage persons seeking to acquire control of the Company to engage in good-faith, arm's-length negotiations with the Board of Directors. The Company also believes that (i) ensuring continuity of service among the Board members and three-year commitments for Board service is desirable, (ii) the proposed amendments would facilitate the Company's attracting and retaining qualified members of the Board of Directors and (iii) the proposed amendments would facilitate hiring and retaining competent management personnel by increasing the likelihood of a stable employment environment.


Other Considerations

         The proposed amendments would make more difficult the removal of current management and the Board of Directors. The classification provision will apply to every election of directors, whether or not a change in a majority of the Board of Directors might arguably be beneficial to the Company and its shareholders and whether or not shareholders holding a majority of the then outstanding shares of Common Stock believe that such a change might be desirable.

         The Classified Board Proposal could have the effect of deterring certain third parties from initiating proxy contests or from acquiring substantial blocks of the Company's Common Stock. Such proxy contests and acquisitions of substantial blocks of Common Stocks tend to increase, at least temporarily, market prices for the Company's stock. Consequently, if the Classified Board Proposal is approved, shareholders of the Company could be deprived of temporary opportunities to sell their shares at higher market prices. Moreover, by possibly deterring proxy contests or acquisitions of substantial blocks of Common Stock, the Classified Board Proposal might have the incidental effect of inhibiting certain changes in incumbent management, some or all of whom may be replaced in the course of a change in control.

         Because directors will be directly affected by the Classified Board Proposal, they may be deemed to have an interest in its outcome.


Vote Required

         The Classified Board Proposal requires for its passage the affirmative vote of majority of the votes present in person or by proxy at the Annual Meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE CLASSIFIED BOARD PROPOSAL.

         Although the Company believes that the material provisions of the amendments to the Company's Restated Articles of Incorporation and By-Laws are set forth above, reference should be made to the text of the amendments, copies of which are attached to this Proxy Statement as Annex A and Annex B, respectively.

           III.  THE SHAREHOLDER CONSENT AND ADVANCED NOTICE PROPOSAL

General

         Under the Company's current Restated Articles of Incorporation and By-Laws, shareholders are permitted to take action which would otherwise be required or permitted at a shareholders' meeting without prior notice, without a meeting, and without a vote. In order to take action in such a way, a majority of the shareholders entitled to vote on the action must consent in writing. Under this operation, a person who holds or controls a large block of Common Stock could take shareholder action unilaterally.
         In addition, the By-Laws of the Company do not specify what business may be conducted at a meeting of Company's shareholders. Therefore, any business may be conducted that is specified in the notice of such meeting or that is properly brought before such meeting. Presently, a determination as to whether business which is not specified in the notice of meeting is properly brought before a meeting would generally be made by the chairman of the meeting at the time any such business is presented. Under the current By-Laws, a shareholder could nominate any person for election as a director, or introduce any business, without prior notice to the Board of Directors or the other shareholders, at any meeting of the Company's shareholders.


Proposed Amendments

         The Board of Directors proposes an amendment to the Company's Restated Articles of Incorporation and By-Laws which would allow the Company's shareholders to act by written consent in lieu of a meeting only if the shareholders approve the action unanimously.

         The Board of Directors also proposes an amendment to the Company's By-Laws to add a provision which provides that with respect to an annual meeting of shareholders, nominations of persons for election to the Company's Board of Directors and the proposal of business to be considered by shareholders may be made only (i) pursuant to the Company's notice of the meeting, (ii) by the Company's Board of Directors or (iii) by a shareholder who was a shareholder of record both at the time of giving notice and at the time of the annual meeting, who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the next sentence. For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of the preceding sentence, the shareholder must have given timely notice thereof in writing to the Secretary of the Company and such other business must otherwise be a proper matter for action by shareholders. To be timely, a shareholder's notice shall be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Company has not previously held an annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. The By-Laws also set forth the requirements as to the content of the shareholders' notice.

         The proposed amendment to the By-Laws also provides that with respect to special meetings of the shareholders, only the business specified in the Company's notice of meeting may be brought before the meeting of shareholders and nominations of persons for election to the Company's Board of Directors may be made only (i) pursuant to the Company's notice of the meeting, (ii) by the Company's Board of Directors or (iii) provided that the Company's Board of Directors has determined that directors shall be elected at such meeting, by a shareholder who was a shareholder of record both at the time of giving notice of the meeting and the time of special meeting, who is entitled to vote at the meeting and has complied with the advance notice provisions which are summarized in the next sentence. In the event the Company calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be) for election to such position as specified in the Company's notice of meeting, if the shareholder's notice containing the information required by the By-Laws is delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the directors to be elected at such meeting.

         The determination as to whether the notice provisions have been met will be made by the presiding officer at the annual meeting. This amendment does not give the Board of Directors any power to approve or disapprove the business that shareholders desire to be conducted at the meeting.


Considerations in Support of the Proposal

         The proposed amendment concerning the ability of the shareholders to act by consent would prevent a takeover bidder who holds or controls a large block of the Common Stock of the Company from using the written consent procedure to take shareholder action unilaterally. It is intended to prevent shareholders from soliciting consents in order to effect changes without giving all of the Company's shareholders who are entitled to vote on a proposed action an adequate opportunity to participate in the action or at the meeting where such proposed action is considered. This amendment will ensure that all shareholders will have notice of any attempted major corporate action by shareholders. Shareholders will have an equal opportunity to participate in the written consent at a meeting where such action is being considered. It should reduce the possibility of disputes or confusion regarding the validity of purported shareholder action.

         The proposed amendment to the Company's By-Laws to establish advanced notice procedures for shareholders to bring matters before an annual or special meeting of the shareholders, including the nominations of directors, will permit the Board of Directors to plan the shareholder meetings more efficiently. Advanced notice will better enable the Board of Directors to inform the shareholders, prior to the meeting, of any new business that will be presented at the meeting. The Board of Directors will also be able to make a recommendation or to state its position. By doing so, shareholders will be better able to determine whether they desire to attend the meeting or to grant the Board of Directors a proxy as to the disposition of such business. Additionally, the proposed notice procedure will discourage belated attempts by third parties to begin ill-considered, disruptive discussions at shareholders' meetings.

         The Board of Directors believes that advanced notice of Board nominations by shareholders provides the Company with an opportunity to consider the qualifications of the proposed nominees. The Board of Directors considers this opportunity advantageous to the Company and its shareholders, as opposed to being confronted with a surprise nomination at or shortly before a meeting of shareholders at which director nominees are to be considered. Advanced notice also provides an opportunity for the Board of Directors to inform shareholders about these nominee qualifications. The proposal may also discourage or deter a shareholder from conducting a solicitation of proxies in order to elect its own directors or otherwise attempting to obtain control of the Company if that shareholder does not desire to provide the advance notice required.

Other Considerations

         The Board of Directors does not believe that simply eliminating majority shareholder action by written consent will create a significant impediment to a tender offer or other effort to take control of the Company. Nevertheless, this amendment to the Company's Restated Articles of Incorporation and By-Laws may make more difficult, or delay, certain actions by a person or group acquiring a substantial percentage of the Common Stock of the Company. This proposal would apply, however, even though such actions might be desired by, or beneficial to, the holders of a majority of the Common Stock of the Company.

         The proposed notice procedure may limit to some degree the ability of shareholders to initiate discussion at a shareholders' meeting. It will also preclude the conducting of business at a particular meeting if the proper notice procedures have not been followed. Nothing in the proposed amendment precludes discussion by any shareholder of any business properly brought before a shareholders' meeting. This notice requirement may preclude the nomination of a person for election to the Board of Directors at a particular meeting if the proper procedures are not followed.


Vote Required

         The Shareholder Consent and Advanced Notice Proposal requires for its passage the affirmative vote of a majority of the votes present in person or by proxy at the Annual Meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE SHAREHOLDER CONSENT AND ADVANCED NOTICE PROPOSAL.

         Although the Company believes that the material provisions of the amendment to the Company's Restated Articles of Incorporation and By-Laws are set forth above, reference should be made to the text of the amendments, copies of which are attached to this Proxy Statement as Annex C and Annex D, respectively.

                               IV. OTHER MATTERS


INDEPENDENT PUBLIC ACCOUNTANT

         Coopers & Lybrand L.L.P. is the independent auditor for the Company and its subsidiaries and has reported on the consolidated financial statements included in the Annual Report of the Company which accompanies this proxy statement. The Company's independent auditor is appointed by the Board of Directors. The Board of Directors has reappointed Coopers & Lybrand L.L.P. as independent auditor for the fiscal year ending May 29, 1998.

         Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting of Shareholders and will be available to respond to appropriate questions and will have an opportunity to make a statement at the meeting if they desire to do so.

OTHER PROPOSALS

         Neither the Company nor its Board of Directors intends to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting, and they have no present knowledge that any other matters will be presented for action at the Meeting by others. However, if any other matters properly come before such Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

         A shareholder proposal which is intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company at its principal executive office, 26999 Central Park Boulevard, Suite 300, Southfield, Michigan 48076, by August 30, 1998.


                                              By Order of the Board of Directors

                                              /S/ RONALD D. RISHER

                                              RONALD D. RISHER
                                              Secretary

                                    ANNEX A


                           CLASSIFIED BOARD AMENDMENT

         The number of directors which shall constitute the whole board shall not be less than three (3) nor more than nine (9). Within these limits, the number of directors shall be determined from time to time by resolution of the Board of Directors. In lieu of electing the whole number of directors annually, the directors shall be divided into three classes designated as Class I, Class II and Class III, each class to be as nearly equal in number as possible. The term of office of the Class I directors shall expire at the first annual meeting of the shareholders after the date on which this provision of the By-Laws first becomes effective. The term of office of the Class II directors shall expire at the second annual meeting of shareholders after the date on which this provision of the By-Laws first becomes effective. The term of office of the Class III directors shall expire at the end of the third annual meeting after this provision of the By-Laws first becomes effective. After such classification, each class of directors shall serve a term of three
(3) years. The class of directors whose term expires at the time of the shareholder's meeting for a given year shall be elected to hold office until the third succeeding annual meeting. Notwithstanding any of the foregoing, each director shall serve until his or her successor is elected and has qualified or until the director's death, retirement, resignation or removal. Should a vacancy occur or be created, any director elected or appointed to fill such vacancy shall serve for the full term of the class in which the vacancy occurs or is created. If the number of directors is changed, any increase or decrease in the number of directors shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal in number as possible.


                                    ANNEX B

                      FOR CAUSE DIRECTOR REMOVAL AMENDMENT

         A director or the entire Board of Directors may be removed only for cause.


                                    ANNEX C

                     SHAREHOLDER WRITTEN CONSENT AMENDMENT

         Any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if a consent in writing, setting forth such action, is signed by each shareholder entitled to vote on the matter and any other shareholder entitled to notice of a meeting (but not to vote thereat) has waived in writing any right to dissent from such action, and such consent and waiver are filed with the minutes of proceedings of the shareholders.

                                    ANNEX D


                           ADVANCED NOTICE AMENDMENT

         (a) Annual Meetings of Shareholders. (1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders
(i) pursuant to the corporation's notice of meeting, (ii) by or at the direction of the directors or (iii) by any shareholder of the corporation who was a shareholder of record both at the time of giving of notice provided for in this Section and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section.

                   (2) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of paragraph
(a) (1) of this Section, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation and such other business must otherwise be a proper matter for action by shareholders. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the corporation has not previously held an annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a corporation all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a corporation if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such shareholder, as they appear on the corporation's books, and of such beneficial owner and (y) the number of each class of shares of the corporation which are owned beneficially and of record by such shareholder and such beneficial owner.

                   (3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the corporation.

         (b) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the corporation's notice of meeting.
Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected (i) pursuant to the corporation's notice of meeting (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any shareholder of the corporation who was a shareholder of record both at the time of giving of notice provided for in this Section and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section. In the event the corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be) for election to such position as specified in the corporation's notice of meeting, if the shareholder's notice containing the information required by paragraph (a) (2) of this Section shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the directors to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for the giving of a shareholder's notice as described above.

         (c) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. The presiding officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth this Section and, if any proposed nomination or business is not in compliance with this Section, to declare that such defective nomination or proposal be disregarded.

                   (2) For purposes of this Section, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                   (3) Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section. Nothing in this Section shall be deemed to affect any rights of shareholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            THORN APPLE VALLEY, INC.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THORN
                               APPLE VALLEY, INC.

        The undersigned hereby appoints Henry S Dorfman and Louis Glazier, and each of them, the proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock, $0.10 par value per share, of Thorn Apple Valley, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on October 29, 1997 and at any and all adjournments or postponements thereof:

         1. ELECTION OF               [ ] FOR all nominees listed below             [ ] WITHHOLD AUTHORITY
           7 DIRECTORS                  (except as marked to the contrary below)      to vote for all nominees listed below.


         (Instruction: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

            [ ] Henry S Dorfman             [ ] John C. Canepa           [ ] Louis Glazier               [ ] Burton D. Farbman
            [ ] Seymour Roberts             [ ] Joel Dorfman             [ ] Moniek Milberger


     2. The Classified Board Proposal.                              [ ] FOR   [ ] AGAINST     [ ] ABSTAIN

     3. The Stockholder Consent and Advanced Notice Proposal.       [ ] FOR   [ ] AGAINST     [ ] ABSTAIN

    IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED ABOVE AND FOR PROPOSALS 2 AND 3. EXCEPT AS SPECIFIED TO THE CONTRARY ABOVE, THE UNDERSIGNED AUTHORIZES THE PROXIES TO EXERCISE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

                  (Continued and to be Signed on Reverse Side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Proxy No.                                              No. of Shares

Dated: _______________, 1997            _________________________ (L.S.)        __________________________ (L.S.)
                                        SIGNATURE                               SIGNATURE


Please sign exactly as your name appears hereon. When signing as attorney, executor, personal representative, administrator or guardian, please give your full title as such. If shares are held in the name of more than one person, each person must sign the Proxy. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE SIGN AND RETURN


                     THIS PROXY IN THE ENCLOSED ENVELOPE.